GMAC MORTGAGE CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR6
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET

BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976 OCTOBER 20, 2005 This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof.



NEW ISSUE MARKETING MATERIALS

$585,772,000(Approximate)


GMACM MORTGAGE PASS-THROUGH
CERTIFICATES, SERIES 2005-AR6


GMAC MORTGAGE CORPORATION
Mortgage Loan Seller and Servicer

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
Depositor


BEAR, STEARNS & CO. INC.
Lead Manager



All statistical Information is preliminary and based upon Information as of October 1, 2005.


October 20, 2005


                              $585,772,000(APPROX)
                            GMAC MORTGAGE CORPORATION
                  GMACM MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR6
                            HYBRID ARM MORTGAGE LOANS

---------- ------------- ------------- -------- ---------------- --------------- --------------------------

                                       CREDIT
                           EXPECTED    ENHANCE                                          CERTIFICATE
           CERTIFICATE     RATINGS     %AGE      INTEREST RATE     COLLATERAL              TYPE
  CLASS      SIZE (1)    (S&P/MOODYS)    (2)          TYPE            TYPE
-----------------------------------------------------------------------------------------------------------
                                          OFFERED CERTIFICATES
---------- ------------- ------------- -------- ---------------- --------------- --------------------------
  1-A-1    $48,342,700     AAA/Aaa      8.50%       WAC (3)       3-Yr. Hybrid    Group 1 Super Senior PT
---------- ------------- ------------- -------- ---------------- --------------- --------------------------
  1-A-2     2,245,500      AAA/Aa1      4.25%       WAC (3)       3-Yr. Hybrid   Group 1 Senior Support PT
---------- ------------- ------------- -------- ---------------- --------------- --------------------------
  2-A-1    $200,811,200    AAA/Aaa      8.50%       WAC (4)       5-Yr. Hybrid    Group 2 Super Senior PT
---------- ------------- ------------- -------- ---------------- --------------- --------------------------
  2-A-2     $9,327,300     AAA/Aa1      4.25%       WAC (4)       5-Yr. Hybrid   Group 2 Senior Support PT
---------- ------------- ------------- -------- ---------------- --------------- --------------------------
  3-A-1    $106,326,200    AAA/Aaa      8.50%       WAC (5)       7-Yr. Hybrid    Group 3 Super Senior PT
---------- ------------- ------------- -------- ---------------- --------------- --------------------------
  3-A-2     $4,938,700     AAA/Aa1      4.25%       WAC (5)       7-Yr. Hybrid   Group 3 Senior Support PT
---------- ------------- ------------- -------- ---------------- --------------- --------------------------
  4-A-1    $186,188,700    AAA/Aaa      8.50%       WAC (6)      10-Yr. Hybrid    Group 4 Super Senior PT
---------- ------------- ------------- -------- ---------------- --------------- --------------------------
  4-A-2     $8,648,100     AAA/Aa1      4.25%       WAC (6)      10-Yr. Hybrid   Group 4 Senior Support PT
---------- ------------- ------------- -------- ---------------- --------------- --------------------------
   M-1      $9,767,800      AA/Aa2      2.60%       WAC (7)          Total              Subordinate
                                                                   Collateral
---------- ------------- ------------- -------- ---------------- --------------- --------------------------
   M-2      $5,623,800       A/A1       1.65%       WAC (7)          Total              Subordinate
                                                                   Collateral
---------- ------------- ------------- -------- ---------------- --------------- --------------------------
   M-3      $3,552,000     BBB/Baa2     1.05%       WAC (7)          Total              Subordinate
                                                                   Collateral
---------- ------------- ------------- -------- ---------------- --------------- --------------------------
    R          $100        AAA/Aaa      8.50%       WAC (3)       3-Yr. Hybrid           Residual
-----------------------------------------------------------------------------------------------------------
                                      PRIVATELY PLACED CERTIFICATES
-----------------------------------------------------------------------------------------------------------
   B-1      $2,959,900      BB/NR       0.55%       WAC (7)          Total              Subordinate
                                                                   Collateral
---------- ------------- ------------- -------- ---------------- --------------- --------------------------
   B-2      $2,072,000       B/NR       0.20%       WAC (7)          Total              Subordinate
                                                                   Collateral
---------- ------------- ------------- -------- ---------------- --------------- --------------------------
   B-3      $1,184,139        NR         --         WAC (7)          Total              Subordinate
                                                                   Collateral
---------- ------------- ------------- -------- ---------------- --------------- --------------------------


(1)     The Certificate Sizes are approximate and subject to a +/- 10% variance.

(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and rating agency analysis.

(3) The Class 1-A-1 and Class 1-A-2 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the net mortgage rates of the Group 1 Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.034]%.

(4) The Class 2-A-1 and Class 2-A-2 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the net mortgage rates of the Group 2 Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.258]%.

(5) The Class 3-A-1 and Class 3-A-2 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the net mortgage rates of the Group 3 Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.309]%.

(6) The Class 4-A-1 and Class 4-A-2 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the net mortgage rates of the Group 4 Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.471]%.

(7) The Class M Certificates and the Class B Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Pass-Through Rates of all Senior Certificates weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the certificate principal balance of the related Class of Senior Certificates. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.321]%.

DEPOSITOR:                          Residential Asset Mortgage Products, Inc.

SELLER AND SERVICER:                GMAC Mortgage Corporation ("GMACM")

TRUSTEE/PAYING AGENT:               Deutsche Bank National Trust Company.

CUT-OFF DATE:                       October 1, 2005

CLOSING DATE:                       October 27, 2005

SETTLEMENT DATE:                    October 31, 2005

RATING AGENCIES: The senior certificates will be rated by two of the three rating agencies and the subordinate certificates will be rated by one of the three rating agencies. The rating agencies include Standard & Poor's ("S&P"), Moody's Investors Service ("Moody's") and or Fitch Ratings ("Fitch").

OFFERED CERTIFICATES:  The Class 1-A-1,  Class 1-A-2,  Class 2-A-1, Class 2-A-2,
     Class 3-A-1, Class 3-A-2, Class 4-A-1 and Class 4-A-2 Certificates (collectively, the "Class A Certificates" and the "Senior Certificates"); the Class M-1, Class M-2 and Class M-3 Certificates (collectively, the "Class M Certificates").

TAX STATUS: The offered certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt for federal income tax purposes.

OPTIONAL TERMINATION:               10% cleanup call for the Certificates.

DISTRIBUTION DATE: 19th of each month, or if not a business day, the next business day, commencing in November, 2005.

FORM OF REGISTRATION: The 15 classes of offered certificates will be issued in book-entry form through DTC.

CROSS-COLLATERALIZATION:  The  Certificates  are  cross-collateralized  only for certain excess special hazard losses, excess fraud losses, excess bankruptcy losses and extraordinary losses in limited circumstances as further described in the Prospectus Supplement.

ERISA: The offered certificates (other than the Class R Certificates) may be eligible for purchase by employee benefit plans or other arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code (the "Code"). Prospective investors should review with the legal advisors as to whether the purchase and holding of the offered certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar law.

SMMEA: The  Senior  and  Class  M-1  Certificates  are  expected  to  constitute
     "mortgage related securities" for purposes of SMMEA. The remainder of the offered certificates are not expected to constitute "mortgage related securities" for purposes of SMMEA.

ADVANCING OBLIGATION: For any month, if the Servicer does not receive the full scheduled payment on a mortgage loan, the Servicer will advance funds to cover the amount of that scheduled payment but only to the extent that the Servicer deems it recoverable.

COMPENSATING INTEREST: The Servicer is required to cover interest shortfalls, if any, as a result of full prepayments to the extent of their aggregate servicing compensation.

INTEREST ACCRUAL PERIOD: The interest accrual period on the offered certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). On the Closing Date, the price to be paid by investors for the offered certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (30 days).

COLLATERAL DESCRIPTION: As of October 1, 2005, the aggregate principal balance of the mortgage loans described herein is approximately $591 million. The mortgage loans are conventional, adjustable rate One-Year LIBOR indexed mortgage loans with initial rate adjustments occurring either three (loan group 1), five (loan group 2), seven (loan group 3) or ten (loan group 4) years after the date of origination ("Hybrid ARMs"). The mortgage loans are secured by first liens on one- to four-family residential properties. Approximately 90% (by principal balance) of the mortgage pool allow for payments of interest only for a term equal to the initial fixed period of the mortgage loan. After such interest only period, each such mortgage loan will fully amortize over its remaining term. The remaining mortgage loans fully amortize over their original terms (generally 30-years).


Below is a further summary of the collateral characteristics of the mortgage loans by each mortgage loan group, mortgage loan group and total pool:


---------------- ---------- ------- -------- ------ ------- --------- ------- ------- -------- ------
                   % OF     GROSS     NET     WAM   GROSS     NET     INITIAL PERIOD    MAX    MOS
     GROUP       LOAN        WAC      WAC    (MOS.) MARGIN   MARGIN    CAP     CAP     RATE    TO
                   GROUP                                                                       ROLL
                                                                                               ------
---------------- ---------- ------- -------- ------ ------- --------- ------- ------- -------- ------
       1           8.92%    5.284%  5.034%    358   2.608%   2.358%   2.232%  1.768%  11.052%   34
---------------- ---------- ------- -------- ------ ------- --------- ------- ------- -------- ------
---------------- ---------- ------- -------- ------ ------- --------- ------- ------- -------- ------
       2          37.07%    5.507%  5.258%    359   2.733%   2.483%   5.000%  2.000%  10.507%   59
---------------- ---------- ------- -------- ------ ------- --------- ------- ------- -------- ------
---------------- ---------- ------- -------- ------ ------- --------- ------- ------- -------- ------
       3          19.63%    5.559%  5.309%    359   2.581%   2.331%   5.000%  1.879%  10.559%   83
---------------- ---------- ------- -------- ------ ------- --------- ------- ------- -------- ------
---------------- ---------- ------- -------- ------ ------- --------- ------- ------- -------- ------
       4          34.37%    5.721%  5.471%    359   2.725%   2.475%   5.000%  2.000%  10.721%   119
---------------- ---------- ------- -------- ------ ------- --------- ------- ------- -------- ------
---------------- ---------- ------- -------- ------ ------- --------- ------- ------- -------- ------

---------------- ---------- ------- -------- ------ ------- --------- ------- ------- -------- ------
---------------- ---------- ------- -------- ------ ------- --------- ------- ------- -------- ------
TOTAL MORTGAGE     100%     5.571%  5.321%    359   2.689%   2.439%   4.753%  1.956%  10.639%   82
     POOL:
---------------- ---------- ------- -------- ------ ------- --------- ------- ------- -------- ------



NOTE: the information related to the mortgage loans described herein reflects information as of the October 1, 2005. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the mortgage loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the mortgage loans, as reflected herein, of up to 10%. CONSEQUENTLY, THE INITIAL PRINCIPAL BALANCE OF ANY OF THE OFFERED CERTIFICATES BY THE CLOSING DATE IS SUBJECT TO A DECREASE OF UP TO 10% FROM AMOUNTS SHOWN ON PAGE 2 HEREOF.

CREDIT ENHANCEMENT: Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure.

     The Class B Certificates will provide credit enhancement for the Class A and the Class M Certificates. In addition, the Class M Certificates will provide further credit enhancement to the Class A Certificates and Class M Certificates with a higher payment priority.

CASH-FLOW DESCRIPTION: Distributions on the Certificates will be made on the 19th day of each month (or next business day). The Class R, Class 1-A-1 and Class 1-A-2 Certificates will relate to and receive payments from the Group 1 Mortgage Loans. The Class 2-A-1 and Class 2-A-2 Certificates will relate to and receive payments from the Group 2 Mortgage Loans. The Class 3-A-1 and Class 3-A-2 Certificates will relate to and receive payments from the Group 3 Mortgage Loans. The Class 4-A-1 and Class 4-A-2 Certificates will relate to and receive payments from the Group 4 Mortgage Loans. The Class M Certificates and Class B Certificates will relate to and receive payments from all of the Mortgage Loans. The payments to the Certificates, to the extent of related available funds, will be made according to the following priority:

DISTRIBUTIONS:  1.  Payment of  interest to the holders of each class of Class A
     Certificates and the Class R Certificates at a rate equal to their respective Pass-Through Rates (as described on the page 2 hereof);

2. Payment of principal to the holders of each class of Class A Certificates in an amount equal to their respective Group's senior principal distribution amount. In certain circumstances described in the prospectus supplement, the Class A Certificates may receive principal from an unrelated mortgage loan group to the extent not received from the related mortgage loan group;

3. Payment of interest and principal sequentially to the Class M Certificates in order of their numerical class designations, beginning with the Class M-1 Certificates, so that each such class shall receive (a) interest at a rate equal to its respective Pass-Through Rate (as described on page 2 hereof), and (b) such class' allocable share of principal that was not included in the senior principal distribution amount for the Class A Certificates; and

4. Payment of interest and principal sequentially to the Class B Certificates in order of their numerical class designations, beginning with the Class B-1 Certificates, so that each such class shall receive (a) interest at a rate equal to its respective Pass-Through Rate (as described on page 2 hereof), and (b) such class' allocable share of principal that was not included in the senior principal distribution amount for the Class A Certificates.

SHIFTING INTEREST:  The Senior Certificates  related to each Mortgage Loan group will be entitled to receive 100% of the prepayments on the related Mortgage Loans up to and including [October 2012]. The senior accelerated distribution percentage for the Senior Certificates related to each Mortgage Loan group can be reduced to the related senior percentage plus 70%, 60%, 40%, 20% and 0% of the related subordinate percentage over the next five years provided that (i) the principal balance of the Mortgage Loans in the related Mortgage Loan group 60 days or more delinquent, averaged over the last 6 months, as a percentage of the certificate principal balance of the related Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans in the related Mortgage Loan group do not exceed 30%, 35%, 40%, 45% or 50% for each test date.



     Notwithstanding the foregoing, if after the third anniversary of the Closing Date the current subordinate percentage for the Subordinate Certificates related to a Mortgage Loan group is equal to two times the initial subordinate percentage and (i) the principal balance of the Mortgage Loans in the related Mortgage Loan group 60 days or more delinquent, averaged over the last 6 months, as a percentage of the certificate principal balance of the related Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans in the related Mortgage Loan group do not exceed (a) on or prior to October 2008, 20% or (b) after October 2008, 30%, then prepayments will be allocated on a pro rata basis.

     If the doubling of the subordinate percentage occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the subordinate percentage for the Subordinate Certificates related to a
     Mortgage   Loan  group  can  be  allocated   to  the  related   Subordinate
     Certificates.

ALLOCATION OF LOSSES: Realized losses, other than excess losses, on the Mortgage
     Loans will be allocated to the most junior class of the Subordinate Certificates outstanding beginning with the Class B-3 Certificates, until the certificate principal balance of each class of Subordinate Certificates has been reduced to zero. Thereafter, realized losses on the Group 1 Mortgage Loans will be allocated first to the Class 1-A-2 Certificates until reduced to zero and then to the Class 1-A-1 Certificates, realized losses on the Group 2 Mortgage Loans will be allocated to the Class 2-A-2
     Certificates until reduced to zero and then to the Class 2-A-1 Certificates, realized losses on the Group 3 Mortgage Loans will be allocated first to the Class 3-A-2 Certificates until reduced to zero and then to the Class 3-A-1 Certificates and realized losses on the Group 4 Mortgage Loans will be allocated to the Class 4-A-2 Certificates until reduced to zero and then to the Class 4-A-1 Certificates.

     Excess losses (bankruptcy, special hazard and fraud losses in excess of amounts established by the rating agencies) will be allocated on a pro rata basis to the related Class A and related component of the Class M and Class B Certificates.

BEAR STEARNS ARM TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976 DECEMBER 7, 2000 This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement. 10 SSL-DOCS2 70163792v4

                        STATEMENT REGARDING ASSUMPTIONS
                  AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


***********************************************************************
Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
***********************************************************************